Exhibit 99.2

Q1 2023 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended June 30, 2023 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "approximately," "projects," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC's website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the "Company," "BNL," "us," "our" and "we") is an industrial-focused, diversified net lease real estate investment trust ("REIT") that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, retail, and office property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants' businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

John D. Moragne

Chief Executive Officer and Member, Board of Directors

Ryan M. Albano

President and Chief Operating Officer

Kevin M. Fennell

Executive Vice President and Chief Financial Officer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Corporate Strategy & Investor Relations

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Laurier James Lessard, Jr.

Senior Vice President, Asset Management

Jennie L. O'Brien

Senior Vice President, Accounting, and Controller

Roderick A. Pickney

Senior Vice President, Acquisitions

Molly Kelly Wiegel

Senior Vice President, Human Resources & Administration

Andrea T. Wright

Senior Vice President, Property Management

Board of Directors

Laurie A. Hawkes

Chairman of the Board

John D. Moragne

Chief Executive Officer

Denise Brooks-Williams

Michael A. Coke

Jessica Duran

Laura Felice

David M. Jacobstein

Shekar Narasimhan

James H. Watters

Company Contact Information

Michael Caruso
SVP, Corporate Strategy & Investor Relations

michael.caruso@broadstone.com

585-402-7842

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Financial Summary
Investment in rental property	$4,981,430	$5,002,330	$5,035,846	$4,775,460	$4,594,776
Less accumulated depreciation	(578,616)	(558,410)	(533,965)	(505,456)	(479,952)
Property under development	37,449	—	—	—	—
Investment in rental property, net	4,440,263	4,443,920	4,501,881	4,270,004	4,114,824
Cash and cash equivalents	20,763	15,412	21,789	75,912	16,813
Restricted cash	15,502	3,898	38,251	6,449	12,163
Total assets	5,368,150	5,335,868	5,457,609	5,239,192	4,979,442
Unsecured revolving credit facility	122,912	108,330	197,322	219,537	320,657
Mortgages, net	80,141	85,853	86,602	94,753	95,453
Unsecured term loans, net	895,319	895,006	894,692	894,378	587,098
Senior unsecured notes, net	844,932	844,744	844,555	844,367	844,178
Total liabilities	2,106,553	2,103,551	2,195,104	2,231,045	2,012,800
Total Broadstone Net Lease, Inc. stockholders' equity	3,107,536	3,079,207	3,092,918	2,840,692	2,798,690
Total equity (book value)	3,261,597	3,232,317	3,262,505	3,008,147	2,966,642

Revenues	109,353	118,992	112,135	103,524	98,013
General and administrative - other	7,944	8,924	7,814	8,439	7,907
Stock based compensation	1,539	1,492	1,503	1,503	1,381
General and administrative	9,483	10,416	9,317	9,942	9,288
Total operating expenses	53,502	59,559	61,320	59,133	50,875
Interest expense	20,277	21,139	23,773	20,095	17,888
Net income	62,996	41,374	36,773	28,709	35,552
Net earnings per common share, diluted	$0.32	$0.21	$0.20	$0.16	$0.20

FFO	72,524	81,177	71,718	72,169	68,340
FFO per share, diluted	$0.37	$0.41	$0.39	$0.39	$0.38
Core FFO	74,381	74,473	70,527	66,677	65,986
Core FFO per share, diluted	$0.38	$0.38	$0.38	$0.36	$0.37
AFFO	69,004	67,485	65,584	63,386	62,804
AFFO per share, diluted	$0.35	$0.34	$0.36	$0.35	$0.35

Net cash provided by operating activities	62,228	74,376	60,440	77,515	58,855
Net cash provided by (used in) investing activities	1,713	29,633	(274,485)	(205,187)	(172,293)
Net cash (used in) provided by financing activities	(46,986)	(144,739)	191,724	181,057	76,867
Distributions declared	55,419	54,887	45,824	46,242	49,507
Distributions declared per diluted share	$0.280	$0.275	$0.275	$0.270	$0.270

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Assets
Accounted for using the operating method:
Land	$754,402	$760,142	$768,667	$755,206	$731,208
Land improvements	332,757	337,296	340,385	331,858	320,513
Buildings and improvements	3,857,236	3,866,952	3,888,756	3,650,275	3,503,478
Equipment	9,608	10,422	10,422	10,422	10,422
Total accounted for using the operating method	4,954,003	4,974,812	5,008,230	4,747,761	4,565,621
Less accumulated depreciation	(578,616)	(558,410)	(533,965)	(505,456)	(479,952)
Accounted for using the operating method, net	4,375,387	4,416,402	4,474,265	4,242,305	4,085,669
Accounted for using the direct financing method	26,855	26,947	27,045	27,128	28,584
Accounted for using the sales-type method	572	571	571	571	571
Property under development	37,449	—	—	—	—
Investment in rental property, net	4,440,263	4,443,920	4,501,881	4,270,004	4,114,824
Cash and cash equivalents	20,763	15,412	21,789	75,912	16,813
Accrued rental income	148,697	142,031	135,666	129,579	124,297
Tenant and other receivables, net	1,895	2,004	1,349	791	2,069
Prepaid expenses and other assets	42,322	29,764	64,180	34,221	38,989
Interest rate swap, assets	65,143	45,490	63,390	66,602	26,562
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	309,298	317,478	329,585	322,314	316,119
Total assets	$5,368,150	$5,335,868	$5,457,609	$5,239,192	$4,979,442
Liabilities and equity
Unsecured revolving credit facility	$122,912	$108,330	$197,322	$219,537	$320,657
Mortgages, net	80,141	85,853	86,602	94,753	95,453
Unsecured term loans, net	895,319	895,006	894,692	894,378	587,098
Senior unsecured notes, net	844,932	844,744	844,555	844,367	844,178
Accounts payable and other liabilities	44,147	46,090	47,547	52,594	42,923
Dividends payable	55,640	54,515	54,460	49,886	49,541
Accrued interest payable	5,889	9,654	7,071	10,559	6,086
Intangible lease liabilities, net	57,573	59,359	62,855	64,971	66,864
Total liabilities	2,106,553	2,103,551	2,195,104	2,231,045	2,012,800
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	47	47	47	43	43
Additional paid-in capital	3,430,692	3,434,534	3,419,395	3,148,075	3,125,377
Cumulative distributions in excess of retained earnings	(391,631)	(398,890)	(386,049)	(369,260)	(350,127)
Accumulated other comprehensive Income	68,428	43,516	59,525	61,834	23,397
Total Broadstone Net Lease, Inc. stockholders’ equity	3,107,536	3,079,207	3,092,918	2,840,692	2,798,690
Non-controlling interests	154,061	153,110	169,587	167,455	167,952
Total equity	3,261,597	3,232,317	3,262,505	3,008,147	2,966,642
Total liabilities and equity	$5,368,150	$5,335,868	$5,457,609	$5,239,192	$4,979,442

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Revenues
Lease revenues, net	$109,353	$118,992	$112,135	$103,524	$98,013
Operating expenses
Depreciation and amortization	39,031	41,784	45,606	39,400	35,511
Property and operating expense	4,988	5,886	6,397	5,636	4,696
General and administrative	9,483	10,416	9,317	9,942	9,288
Provision for impairment of investment in rental properties	—	1,473	—	4,155	1,380
Total operating expenses	53,502	59,559	61,320	59,133	50,875
Other income (expenses)
Interest income	82	162	40	4	—
Interest expense	(20,277)	(21,139)	(23,773)	(20,095)	(17,888)
Gain on sale of real estate	29,462	3,415	10,625	61	4,071
Income taxes	(448)	(479)	(106)	(356)	(401)
Other (expenses) income	(1,674)	(18)	(828)	4,704	2,632
Net income	62,996	41,374	36,773	28,709	35,552
Net income attributable to non-controlling interests	(2,982)	(2,070)	(2,041)	(1,600)	(2,036)
Net income attributable to Broadstone Net Lease, Inc.	$60,014	$39,304	$34,732	$27,109	$33,516

Weighted average number of common shares outstanding
Basic[1]	186,733	186,130	173,283	172,578	169,555
Diluted[1]	196,228	196,176	183,592	182,971	180,256
Net earnings per common share[2]
Basic and diluted	$0.32	$0.21	$0.20	$0.16	$0.20

1 Excludes 504,161, 431,392, 396,924, 395,441, and 377,407, weighted average shares of unvested restricted common stock for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively.

2 Excludes $0.2 million from the numerator for the three months ended June 30, 2023, and $0.1 million from the numerator for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, related to dividends declared on shares of unvested restricted stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 7

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net income	$62,996	$41,374	$36,773	$28,709	$35,552
Real property depreciation and amortization	38,990	41,745	45,570	39,366	35,479
Gain on sale of real estate	(29,462)	(3,415)	(10,625)	(61)	(4,071)
Provision for impairment of investment in rental properties	—	1,473	—	4,155	1,380
FFO	$72,524	$81,177	$71,718	$72,169	$68,340
Net write-offs of accrued rental income	—	297	—	—	—
Lease termination fees	—	(7,500)	(1,678)	(791)	—
Cost of debt extinguishment	3	—	77	231	—
Gain on insurance recoveries	—	—	(341)	—	—
Severance and executive transition costs[1]	183	481	—	3	278
Other (income) expenses[2]	1,671	18	751	(4,935)	(2,632)
Core FFO	$74,381	$74,473	$70,527	$66,677	$65,986
Straight-line rent adjustment	(7,276)	(7,271)	(6,826)	(5,175)	(4,965)
Adjustment to provision for credit losses	(10)	—	—	(4)	(1)
Amortization of debt issuance costs	986	986	988	948	900
Amortization of net mortgage premiums	(52)	(26)	(26)	(26)	(25)
Loss on interest rate swaps and other non-cash interest expense	521	522	522	639	695
Amortization of lease intangibles	(1,085)	(2,691)	(1,308)	(1,176)	(1,167)
Stock-based compensation	1,539	1,492	1,503	1,503	1,381
Deferred taxes	—	—	204	—	—
AFFO	$69,004	$67,485	$65,584	$63,386	$62,804

Diluted weighted average shares outstanding[3]	196,228	196,176	183,592	182,971	180,256
Net earnings per diluted share[4]	$0.32	$0.21	$0.20	$0.16	$0.20
FFO per diluted share[4]	0.37	0.41	0.39	0.39	0.38
Core FFO per diluted share[4]	0.38	0.38	0.38	0.36	0.37
AFFO per diluted share[4]	0.35	0.34	0.36	0.35	0.35

1 Amount includes $0.2 million and $0.1 million of executive transition costs during the three months ended June 30, 2023 and March 31, 2023, respectively, and $0.4 million of accelerated stock-based compensation during the three months ended March 31, 2023, related to the departure of our previous chief executive officer.

2 Amount includes $1.7 million, $18 thousand, $0.8 million, ($4.9) million, and ($2.6) million of unrealized and realized foreign exchange loss (gain) for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, primarily associated with our Canadian dollar denominated revolver borrowings.

3 Excludes 504,161, 431,392, 396,924, 395,441, and 377,407, weighted average shares of unvested restricted common stock for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively.

4 Excludes $0.2 million from the numerator for the three months ended June 30, 2023, and $0.1 million from the numerator for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, related to dividends declared on shares of unvested restricted stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 8

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net income	$62,996	$41,374	$36,773	$28,709	$35,552
Depreciation and amortization	39,031	41,784	45,606	39,400	35,511
Interest expense	20,277	21,139	23,773	20,095	17,888
Income taxes	448	479	105	356	401
EBITDA	$122,752	$104,776	$106,257	$88,560	$89,352
Provision for impairment of investment in rental properties	—	1,473	—	4,155	1,380
Gain on sale of real estate	(29,462)	(3,415)	(10,625)	(61)	(4,071)
EBITDAre	$93,290	$102,834	$95,632	$92,654	$86,661
Adjustment for current quarter acquisition activity [1]	342	406	1,283	2,358	2,780
Adjustment for current quarter disposition activity [2]	(444)	(365)	(440)	—	(141)
Adjustment to exclude non-recurring and other expenses [3]	183	(1,023)	—	—	—
Adjustment to exclude gain on insurance recoveries	—	—	(341)	—	—
Adjustment to exclude net write-offs of accrued rental income	—	297	—	—	—
Adjustment to exclude realized / unrealized foreign exchange (gain) loss	1,681	18	796	(4,934)	(2,632)
Adjustment to exclude cost of debt extinguishments	3	—	77	231	—
Adjustment to exclude lease termination fees	—	(7,500)	(1,678)	(791)	—
Adjusted EBITDAre	$95,055	$94,667	$95,329	$89,518	$86,668
General and administrative	9,300	9,935	9,318	9,942	9,288
Adjusted Net Operating Income ("NOI")	$104,355	$104,602	$104,647	$99,460	$95,956
Straight-line rental revenue, net	(7,277)	(7,425)	(7,315)	(5,750)	(5,616)
Other amortization and non-cash charges	(1,095)	(1,668)	(1,353)	(1,177)	(1,167)
Adjusted Cash NOI	$95,983	$95,509	$95,979	$92,533	$89,173
Annualized EBITDAre	$373,160	$411,336	$382,528	$370,616	$346,642
Annualized Adjusted EBITDAre	380,220	378,668	381,315	358,072	346,672
Annualized Adjusted NOI	417,420	418,411	418,585	397,834	383,830
Annualized Adjusted Cash NOI	383,932	382,043	383,914	370,128	356,701
1 Reflects an adjustment to give effect to all investments during the quarter as if they had been acquired as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amounts include $0.2 million of executive transition costs and $0.5 million of executive transition costs and accelerated amortization of stock-based compensation for the three months ended June 30, 2023 and March 31, 2023, related to the departure of our previous chief executive officer, and $(1.5) million of accelerated amortization of lease intangibles during the three months ended March 31, 2023.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 9

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Contractual rental amounts billed for operating leases	$96,456	$98,102	$96,208	$91,208	$87,505
Adjustment to recognize contractual operating lease billings on a straight- line basis	7,380	7,370	6,898	5,344	5,090
Net write-offs of accrued rental income	—	(105)	—	—	—
Variable rental amounts earned	452	341	721	309	291
Earned income from direct financing leases	689	691	693	719	721
Interest income from sales-type leases	15	14	15	14	15
Operating expenses billed to tenants	4,594	5,075	5,720	5,061	4,263
Other income from real estate transactions	3	7,392	2,019	874	134
Adjustment to revenue recognized for uncollectible rental amounts billed, net	(236)	112	(139)	(5)	(6)
Total Lease revenues, net	$109,353	$118,992	$112,135	$103,524	$98,013

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 10

Capital Structure

(in thousands, except per share data)

EQUITY
Shares of Common Stock	187,273
OP Units	9,283
Common Stock & OP Units	196,556
Price Per Share / Unit at June 30, 2023	$15.44
IMPLIED EQUITY MARKET CAPITALIZATION	$3,034,828
% of Total Capitalization	60.8%
DEBT
Unsecured Revolving Credit Facility - 2026	$122,912
Unsecured Term Loans	900,000
Unsecured Term Loan - 2026	400,000
Unsecured Term Loan - 2027	200,000
Unsecured Term Loan - 2029	300,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Public Notes - 2031	375,000
Mortgage Debt - Various	80,264
TOTAL DEBT	$1,953,176
% of Total Capitalization	39.2%
Floating Rate Debt %	2.4%
Fixed Rate Debt %	97.6%
Secured Debt %	4.1%
Unsecured Debt %	95.9%

Total Capitalization	$4,988,004
Less: Cash and Cash Equivalents	(20,763)
Enterprise Value	$4,967,241

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 11

Equity Rollforward

(in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2023	186,114	10,205	196,319
Grants of restricted stock awards - Employees	259	—	259
Retirement of common shares under equity incentive plan	(66)	—	(66)
OP conversion	896	(896)	—
Balance, March 31, 2023	187,203	9,309	196,512
Grants of restricted stock awards - Board of Directors	50	—	50
Grants of restricted stock awards - Employees	1	—	1
Forfeiture of restricted stock awards	(6)	—	(6)
OP conversion	25	(25)	—
Balance, June 30, 2023	187,273	9,284	196,557

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 12

Debt Outstanding

(in thousands)

	Outstanding Balance
	June 30,	December 31,
	2023	2022	Interest Rate	Maturity Date
Unsecured revolving credit facility	$122,912	$197,322	Applicable reference rate + 0.85%[1]	Mar. 2026
Unsecured term loans:
2026 Unsecured Term Loan	400,000	400,000	one-month adjusted SOFR + 1.00%[2]	Feb. 2026
2027 Unsecured Term Loan	200,000	200,000	one-month adjusted SOFR + 0.95%	Aug. 2027
2029 Unsecured Term Loan	300,000	300,000	one-month adjusted SOFR + 1.25%	Aug. 2029
Total unsecured term loans	900,000	900,000
Unamortized debt issuance costs, net	(4,681)	(5,308)
Total unsecured term loans, net	895,319	894,692
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	375,000	2.60%	Sep. 2031
Total senior unsecured notes	850,000	850,000
Unamortized debt issuance costs and original issuance discount, net	(5,068)	(5,445)
Total senior unsecured notes, net	844,932	844,555
Total unsecured debt, net	$1,863,163	$1,936,569

1 At June 30, 2023 and December 31, 2022, a balance of $16.0 million and $123.5 million was subject to the one-month adjusted SOFR of 5.14% and 4.36%, respectively. At June 30, 2023, a balance of $31.5 million was subject to the daily simple SOFR of 5.09%. The remaining balance includes $100 million CAD borrowings remeasured to $75.4 million USD and $73.8 million USD, at June 30, 2023 and December 31, 2022, respectively, and was subject to the one-month CDOR of 5.27% and 4.74%, respectively.

2 Effective June 30, 2023, the loan converted into a one-month SOFR borrowing concurrent with LIBOR's cessation.

	Origination	Maturity
	Date	Date	Interest	June 30,	December 31,
Lender	(Month/Year)	(Month/Year)	Rate	2023	2022
Wilmington Trust National Association	Apr-19	Feb-28	4.92%	$44,866	$45,516
Wilmington Trust National Association	Jun-18	Aug-25	4.36%	18,939	19,150
PNC Bank	Oct-16	Nov-26	3.62%	16,459	16,675
Aegon	Apr-12	Oct-23	6.38%	—	5,413
Total mortgages				80,264	86,754
Debt issuance costs, net				(123)	(152)
Mortgages, net				$80,141	$86,602

Year of Maturity	Revolving Credit Facility	Mortgages	Term Loans	Senior Notes	Total
2023	$—	$1,092	$—	$—	$1,092
2024	—	2,260	—	—	2,260
2025	—	20,195	—	—	20,195
2026	122,912	16,843	400,000	—	539,755
2027	—	1,597	200,000	150,000	351,597
Thereafter	—	38,277	300,000	700,000	1,038,277
Total	$122,912	$80,264	$900,000	$850,000	$1,953,176

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 13

Net Debt Metrics

(in thousands)

	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Debt
Unsecured revolving credit facility	$122,912	$108,330	$197,322	$219,537	$320,657
Unsecured term loans, net	895,319	895,006	894,692	894,378	587,098
Senior unsecured notes, net	844,932	844,744	844,555	844,367	844,178
Mortgages, net	80,141	85,853	86,602	94,753	95,453
Debt issuance costs	9,872	10,390	10,905	11,498	8,991
Gross Debt	1,953,176	1,944,323	2,034,076	2,064,533	1,856,377
Cash and cash equivalents	(20,763)	(15,412)	(21,789)	(75,912)	(16,813)
Restricted cash	(15,502)	(3,898)	(38,251)	(6,449)	(12,163)
Net Debt	$1,916,911	$1,925,013	$1,974,036	$1,982,172	$1,827,401
Anticipated proceeds from forward equity agreement	—	—	—	(270,732)	—
Pro Forma Net Debt	$1,916,911	$1,925,013	$1,974,036	$1,711,440	$1,827,401

Net Debt to Annualized EBITDAre	5.1x	4.7x	5.2x	5.3x	5.3x
Net Debt to Annualized Adjusted EBITDAre	5.0x	5.1x	5.2x	5.5x	5.3x
Pro Forma Net Debt to Annualized Adjusted EBITDAre	5.0x	5.1x	5.2x	4.8x	5.3x

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Covenants

The following is a summary of key financial covenants for the Company's unsecured debt instruments. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the respective lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of June 30, 2023, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.33	0.34	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.01	0.01	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.77	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	4.12	4.12	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.34	0.36	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.36
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	4.60
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.84
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.01

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Debt Maturities

(dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 16

Investment Activity

(square feet and dollars in thousands)

The following tables summarize the Company's investment activity during 2023.

	Q1 2023[1]	Q2 2023	YTD 2023
Acquisitions:
Number of transactions	1	2	3
Number of properties	1	3	4
Square feet	10	144	154
Acquisition price	$5,221	$20,384	$25,605
Industrial	—	20,384	20,384
Retail	5,221	—	5,221
Restaurant	—	—	—
Healthcare	—	—	—
Initial cash capitalization rate	6.8%	7.4%	7.3%
GAAP capitalization rate	8.0%	8.6%	8.5%
Weighted avg. lease term (years)	20.1	14.2	15.3
Weighted average annual rent increase	1.8%	2.0%	2.0%

Revenue generating capital expenditures:
Number of existing properties	2	1	3
Investments[2]	$14,825	$7,000	$21,825
Industrial	14,825	7,000	21,825
Retail	—	—	—
Restaurant	—	—	—
Healthcare	—	—	—
Initial cash capitalization rate	7.0%	7.0%	7.0%
Weighted avg. lease term (years)	18.2	18.4	18.3
Weighted average annual rent increase	1.8%	1.8%	1.8%

Development funding opportunities:
Number of properties	—	1	1
Investments[2]	—	$37,549	$37,549

Total investments	$20,046	$64,933	$84,979
Total initial cash capitalization rate[3]	7.0%	7.3%	7.2%
Total weighted average lease term (years)[3]	18.7	15.2	16.7
Total weighted average annual rent increase[3]	1.8%	1.9%	1.9%

1 During the first quarter, we entered into an agreement under the terms of an existing lease to substitute two properties with a tenant in exchange for one new property of equal value. Property substitutions are not included in the acquisition/disposition activity, however will affect the total number of properties reported as of June 30, 2023.

2 Total unfunded investment commitments at June 30, 2023, include up to $167.3 million in development fundings and $13.5 million in revenue generating capital expenditures.

3 Due to the nature of development funding opportunities not generating revenue during construction, these developments are excluded from the calculation of total capitalization rates, weighted average lease terms, and rent increases.

Developments4

(square feet and dollars in thousands)

The following table summarizes the Company's current developments as of June 30, 2023:

Property	Property Type	Projected Rentable Square Feet	Start Date[4]	Target Completion Date[4]	Initial Purchase Price[4]	Estimated Project Development Costs[4]	Estimated Total Project Investment[4]	QTD Q2 2023 Investment	Cumulative Investment at 6/30/23	Estimated Stabilized Yield[4]	Estimated GAAP Capitalization Rate
UNFI (8380 21st Street)	Industrial	1,016	05/2023	10/2024	$17,300	$187,500	$204,800	$37,549	$37,549	7.3%	8.3%

4 Refer to definitions and explanations appearing on page 30 of this supplemental document.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 17

Dispositions1

(square feet and dollars in thousands)

The following table summarizes the Company's property disposition activity during 2023.

Q1 2023
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Office[2]	1	282	$33,050	32,000	$30,881
Industrial	1	74	16,240	18,550	15,015
Restaurant	1	5	1,186	1,324	1,099
Total Properties	3	361	$50,476	$51,874	$46,995
Weighted average cash cap rate[2]					6.0%

Q2 2023
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Office	1	58	$5,925	3,000	$2,701
Industrial	2	601	43,000	61,950	32,961
Retail	1	4	3,454	4,440	2,719
Total Properties	4	663	$52,379	$69,390	$38,381
Weighted average cash cap rate					5.6%

2023 Dispositions
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Office[2]	2	340	$38,975	$35,000	$33,582
Industrial	3	675	$59,240	$80,500	$47,976
Retail	1	4	$3,454	$4,440	$2,719
Restaurant	1	5	$1,186	$1,324	$1,099
Total Properties	7	1,024	$102,855	$121,264	$85,376
Weighted average cash cap rate[2]					5.7%

1 During the first quarter, we entered into an agreement under the terms of an existing lease to substitute two properties with a tenant in exchange for one new property of equal value. Property substitutions are not included in the acquisition/disposition activity, however will affect the total number of properties reported as of June 30, 2023.

2 Sale of office asset executed simultaneously with a $7.5 million lease buyout for total proceeds of $39.5 million, representing an all-in cash capitalization rate of 6.1%. Amounts have been excluded from the weighted average cash capitalization rate due to the nature of the separate transactions.

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Portfolio at a Glance: Key Metrics

	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Properties[1]	801	801	804	790	764
U.S. States	44	44	44	44	44
Canadian Provinces	4	4	4	4	4
Total Annualized Base Rent	$391.0M	$389.5M	$389.1M	$371.9M	$360.0M
Total Rentable Sq. Footage	38.5M	39.1M	39.1M	36.8M	34.4M
Tenants	221	221	221	218	213
Brands	209	209	211	208	203
Industries	54	54	55	56	57
Occupancy (based on SF)	99.4%	99.4%	99.4%	99.3%	99.8%
Rent Collection	99.9%	100.0%	99.9%	100.0%	100.0%
Top 10 Tenant Concentration	19.4%	19.2%	19.0%	17.1%	16.5%
Top 20 Tenant Concentration	32.1%	31.4%	31.4%	29.8%	29.4%
Investment Grade (tenant/guarantor)	15.3%	15.6%	15.4%	16.0%	16.4%
Financial Reporting Coverage[2]	94.2%	94.3%	94.3%	94.1%	94.0%
Rent Coverage Ratio (Restaurants Only)	3.3x	3.2x	3.2x	3.1x	3.3x
Weighted Average Annual Rent Increases	2.0%	2.0%	2.0%	2.0%	2.0%
Weighted Average Remaining Lease Term	10.7 years	10.8 years	10.9 years	10.7 years	10.6 years
Master Leases (based on ABR)
Total Portfolio	41.5%	41.2%	40.8%	37.7%	36.1%
Multi-site tenants	69.3%	69.3%	67.7%	65.4%	63.9%

1 During the first quarter, we entered into an agreement under the terms of an existing lease to substitute two properties with a tenant in exchange for one new property of equal value. Property substitutions are not included in the acquisition/disposition activity, however will affect the total number of properties reported as of June 30, 2023.

2 Includes 7.9%, 7.9%, 8.5%, 8.8%, and 9.0%, related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022.

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Diversification: Tenants & Brands

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$15,605	4.0%	2,250	5.8%
AHF, LLC*	Distribution & Warehouse/Manufacturing	8	9,378	2.4%	2,284	5.9%
Jack's Family Restaurants LP*	Quick Service Restaurants	43	7,309	1.9%	147	0.4%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	6,491	1.7%	1,537	4.0%
Red Lobster Hospitality & Red Lobster Restaurants LLC*	Casual Dining	19	6,178	1.6%	157	0.4%
Axcelis Technologies, Inc.	Flex and R&D	1	6,126	1.6%	417	1.1%
J. Alexander's, LLC*	Casual Dining	16	6,115	1.6%	131	0.3%
Salm Partners, LLC*	Food Processing	2	6,062	1.6%	368	1.0%
Hensley & Company*	Distribution & Warehouse	3	5,989	1.5%	577	1.5%
Dollar General Corporation	General Merchandise	60	5,966	1.5%	562	1.5%
Total Top 10 Tenants		170	$75,219	19.4%	8,430	21.9%

BluePearl Holdings, LLC**	Animal Health Services	13	$5,599	1.4%	165	0.4%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,525	1.4%	156	0.4%
Outback Steakhouse of Florida LLC*	Casual Dining	22	5,365	1.4%	140	0.4%
Tractor Supply Company	General Merchandise	21	5,349	1.4%	417	1.1%
Big Tex Trailer Manufacturing Inc.*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,056	1.3%	1,302	3.4%
Nestle' Dreyer's Ice Cream Company[1]	Cold Storage	1	4,543	1.2%	309	0.8%
Carvana, LLC*	Industrial Services	2	4,510	1.2%	230	0.6%
Klosterman Bakery*	Food Processing	11	4,500	1.2%	549	1.4%
Arkansas Surgical Hospital	Surgical	1	4,476	1.1%	129	0.3%
Chiquita Holdings Limited	Food Processing	1	4,418	1.1%	335	0.9%
Total Top 20 Tenants		286	$124,560	32.1%	12,162	31.6%

1Nestle's ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August, 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 20

Top 20 Brands

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$15,605	4.0%	2,250	5.8%
AHF Products*	Distribution & Warehouse/ Manufacturing	8	9,378	2.4%	2,284	5.9%
Jack's Family Restaurants*	Quick Service Restaurants	43	7,309	1.9%	147	0.4%
Ryerson	Distribution & Warehouse	11	6,491	1.7%	1,537	4.0%
Red Lobster*	Casual Dining	19	6,178	1.6%	157	0.4%
Axcelis	Flex and R&D	1	6,126	1.6%	417	1.1%
Salm Partners, LLC*	Food Processing	2	6,062	1.6%	368	1.0%
Hensley*	Distribution & Warehouse	3	5,989	1.5%	577	1.5%
Dollar General	General Merchandise	60	5,966	1.5%	562	1.5%
BluePearl Veterinary Partners**	Animal Health Services	13	5,598	1.4%	165	0.4%
Total Top 10 Brands		167	$74,702	19.2%	8,464	22.0%

Krispy Kreme	Quick Service Restaurants/ Food Processing	27	$5,525	1.4%	156	0.4%
Bob Evans Farms*	Casual Dining/Food Processing	21	5,459	1.4%	281	0.7%
Tractor Supply Company	General Merchandise	21	5,349	1.4%	417	1.1%
Big Tex Trailers*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,056	1.3%	1,302	3.4%
Outback Steakhouse*	Casual Dining	20	4,641	1.2%	126	0.3%
Nestle'[1]	Cold Storage	1	4,543	1.2%	309	0.8%
Carvana*	Industrial Services	2	4,510	1.2%	230	0.6%
Klosterman Bakery*	Food Processing	11	4,500	1.2%	549	1.4%
Arkansas Surgical Hospital	Surgical	1	4,476	1.1%	129	0.3%
Chiquita Holdings Limited	Food Processing	1	4,419	1.1%	335	0.9%
Total Top 20 Brands		289	$123,180	31.7%	12,298	31.9%
1Nestle's ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August, 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

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Diversification: Property Type

(rent percentages based on ABR)

$391 M
Annualized
Base Rent

Industrial	52%
Manufacturing	17%
Distribution & Warehouse	13%
Food Processing	12%
Flex and R&D	4%
Cold Storage	3%
Industrial Services	3%
Healthcare	**17%**
Clinical	7%
Healthcare Services	3%
Animal Health Services	3%
Surgical	2%
Life Science	2%
Restaurant	**13%**
Casual Dining	7%
Quick Service Restaurants	6%
Retail	**12%**
General Merchandise	7%
Automotive	3%
Home Furnishings	2%
Child Care	0%
Office	**6%**
Strategic Operations	3%
Corporate Headquarters	2%
Call Center	1%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 22

Diversification: Property Type (continued)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	81	$64,908	16.6%	12,266	31.8%
Distribution & Warehouse	46	50,121	12.8%	9,158	23.8%
Food Processing	33	46,072	11.8%	5,442	14.1%
Flex and R&D	6	15,977	4.1%	1,157	3.0%
Cold Storage	5	12,849	3.3%	933	2.4%
Industrial Services	23	11,698	3.0%	607	1.6%
Untenanted	1	—	—	123	0.3%
Industrial Total	195	201,625	51.6%	29,686	77.0%
Healthcare
Clinical	52	27,396	7.0%	1,090	2.8%
Healthcare Services	29	11,795	3.0%	478	1.2%
Animal Health Services	27	10,939	2.8%	405	1.0%
Surgical	12	10,528	2.7%	330	0.9%
Life Science	9	7,942	2.0%	549	1.4%
Healthcare Total	129	68,600	17.5%	2,852	7.3%
Restaurant
Casual Dining	101	27,410	7.0%	673	1.7%
Quick Service Restaurants	146	25,497	6.5%	499	1.3%
Restaurant Total	247	52,907	13.5%	1,172	3.0%
Retail
General Merchandise	132	24,800	6.4%	1,865	4.8%
Automotive	67	12,457	3.2%	773	2.0%
Home Furnishings	13	7,147	1.8%	797	2.1%
Child Care	2	730	0.2%	20	0.2%
Retail Total	214	45,134	11.6%	3,455	9.1%
Office
Strategic Operations	6	10,381	2.7%	632	1.6%
Corporate Headquarters	7	8,389	2.1%	409	1.1%
Call Center	2	3,938	1.0%	287	0.7%
Untenanted	1	—	—	46	0.2%
Office Total	16	22,708	5.8%	1,374	3.6%
Total	801	$390,974	100.0%	38,539	100.0%

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Key Statistics by Property Type

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Industrial
Number of properties	195	193	195	185	166
Square feet (000s)	29,686	30,142	29,947	27,631	25,279
Weighted average lease term (years)	11.8	11.9	11.2	11.2	10.8
Weighted average annual rent escalation	2.0%	2.0%	2.0%	2.0%	2.0%
Percentage of total ABR	51.6%	51.8%	51.5%	49.0%	47.6%

Healthcare
Number of properties	129	130	130	130	129
Square feet (000s)	2,852	2,870	2,870	2,869	2,855
Weighted average lease term (years)	6.8	7.0	8.2	8.2	8.4
Weighted average annual rent escalation	2.3%	2.3%	2.2%	2.2%	2.2%
Percentage of total ABR	17.5%	17.4%	17.1%	18.5%	18.8%

Restaurant
Number of properties	247	247	248	250	247
Square feet (000s)	1,172	1,172	1,177	1,191	1,174
Weighted average lease term (years)	14.1	14.3	14.8	14.8	15.0
Weighted average annual rent escalation	1.8%	1.8%	1.8%	1.8%	1.8%
Percentage of total ABR	13.5%	13.4%	13.5%	14.1%	14.3%

Retail
Number of properties	214	215	214	209	206
Square feet (000s)	3,455	3,459	3,448	3,411	3,404
Weighted average lease term (years)	10.0	10.2	10.5	10.5	10.9
Weighted average annual rent escalation	1.6%	1.6%	1.6%	1.6%	1.6%
Percentage of total ABR	11.6%	11.6%	11.5%	11.7%	12.0%

Office
Number of properties	16	16	17	16	16
Square feet (000s)	1,374	1,415	1,697	1,686	1,685
Weighted average lease term (years)	5.9	6.0	6.1	6.1	6.0
Weighted average annual rent escalation	2.5%	2.5%	2.5%	2.5%	2.4%
Percentage of total ABR	5.8%	5.8%	6.4%	6.7%	7.3%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 24

Diversification: Tenant Industry

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Healthcare Facilities	104	$54,517	13.9%	2,062	5.3%
Restaurants	250	53,746	13.7%	1,214	3.2%
Packaged Foods & Meats	29	40,358	10.3%	4,713	12.2%
Auto Parts & Equipment	45	16,424	4.2%	2,799	7.3%
Distributors	27	16,042	4.1%	2,695	7.0%
Specialty Stores	31	14,350	3.7%	1,338	3.5%
Food Distributors	8	14,133	3.6%	1,712	4.4%
Home Furnishing Retail	18	12,684	3.3%	1,858	4.8%
Specialized Consumer Services	48	12,501	3.2%	724	1.9%
Metal & Glass Containers	8	10,114	2.6%	2,206	5.7%
General Merchandise Stores	96	9,644	2.5%	880	2.3%
Industrial Machinery	20	9,528	2.4%	1,949	5.1%
Forest Products	8	9,378	2.4%	2,284	5.9%
Healthcare Services	18	9,342	2.4%	515	1.3%
Electronic Components	2	6,957	1.8%	466	1.2%
Other (39 industries)	87	101,256	25.9%	10,900	28.3%
Untenanted properties	2	-	0.0%	224	0.6%
Total	801	$390,974	100.0%	38,539	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 25

Diversification: Geography

(rent percentages based on ABR)

PORTFOLIO
CONCENTRATION
0.1–3%
3–6%
6–9%
9–10%

TOTAL PROPERTIES: 801   TOTAL STATES/PROVINCES: 44 U.S. states & 4 Canadian provinces

State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	72	$38,240	9.8%	3,621	9.4%	WA	15	$4,362	1.1%	150	0.4%
MI	55	32,573	8.2%	3,811	9.8%	LA	4	3,407	0.9%	194	0.5%
IL	32	24,268	6.1%	2,424	6.2%	MS	11	3,322	0.9%	430	1.1%
WI	35	23,242	5.9%	2,163	5.6%	NE	6	3,183	0.8%	509	1.3%
OH	48	19,118	4.9%	1,792	4.7%	MD	4	3,073	0.8%	293	0.8%
CA	13	18,838	4.8%	1,718	4.5%	SC	13	2,964	0.8%	308	0.8%
FL	42	16,237	4.2%	840	2.2%	IA	4	2,804	0.7%	622	1.6%
IN	32	15,997	4.1%	1,906	4.9%	NM	9	2,767	0.7%	107	0.3%
MN	21	15,442	3.9%	2,500	6.5%	CO	4	2,501	0.6%	126	0.3%
TN	50	15,273	3.9%	1,103	2.9%	UT	3	2,432	0.6%	280	0.7%
NC	36	12,385	3.2%	1,135	2.9%	CT	2	1,828	0.5%	55	0.1%
AL	53	12,197	3.1%	873	2.3%	ND	3	1,700	0.4%	48	0.1%
AZ	9	11,876	3.0%	909	2.4%	MT	7	1,582	0.4%	43	0.1%
GA	33	11,581	3.0%	1,576	4.1%	DE	4	1,167	0.3%	133	0.3%
PA	22	9,700	2.5%	1,836	4.8%	VT	2	426	0.1%	24	0.1%
NY	26	9,337	2.4%	680	1.8%	WY	1	307	0.1%	21	0.1%
KY	24	8,548	2.2%	900	2.3%	NV	1	268	0.1%	6	0.0%
OK	22	8,121	2.1%	987	2.6%	OR	1	136	0.0%	9	0.0%
AR	11	7,728	2.0%	283	0.7%	SD	1	81	0.0%	9	0.0%
MA	3	6,543	1.7%	444	1.2%	Total U.S.	794	$382,823	97.8%	38,108	98.8%
MO	12	6,175	1.6%	1,138	3.0%	BC	2	$4,596	1.2%	253	0.7%
KS	11	5,643	1.4%	648	1.7%	ON	3	2,168	0.6%	101	0.3%
VA	17	5,561	1.4%	204	0.5%	AB	1	1,019	0.3%	51	0.1%
WV	17	4,981	1.3%	884	2.3%	MB	1	368	0.1%	26	0.1%
NJ	3	4,909	1.3%	366	0.9%	Total Canada	7	$8,151	2.2%	431	1.2%
						Grand Total	801	$390,974	100.0%	38,539	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 26

Lease Expirations

(rent percentages based on ABR)

Expiration Year	# Properties	# Leases	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2023	3	4	$3,729	1.0%	467	1.1%
2024	8	8	8,884	2.3%	938	2.4%
2025	19	21	7,001	1.8%	394	1.0%
2026	34	35	17,278	4.4%	1,150	3.0%
2027	29	30	24,341	6.2%	2,079	5.4%
2028	36	37	22,876	5.9%	1,930	5.0%
2029	72	73	22,616	5.8%	2,724	7.1%
2030	101	101	54,800	14.1%	5,110	13.3%
2031	33	33	8,647	2.2%	805	2.1%
2032	62	63	32,001	8.2%	3,469	9.0%
2033	50	50	19,222	4.9%	1,593	4.1%
2034	33	33	6,345	1.6%	409	1.1%
2035	19	19	13,618	3.5%	2,021	5.2%
2036	88	88	27,244	7.0%	2,952	7.7%
2037	22	22	16,848	4.3%	1,120	2.9%
2038	38	38	10,819	2.8%	848	2.2%
2039	10	10	6,927	1.8%	798	2.1%
2040	31	31	5,864	1.5%	312	0.8%
2041	40	40	22,382	5.7%	1,731	4.5%
2042	59	59	43,859	11.2%	4,813	12.5%
Thereafter	12	11	15,673	3.8%	2,652	6.9%
Untenanted properties	2	—	—	—	224	0.6%
Total	801	806	$390,974	100.0%	38,539	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 27

Occupancy

Occupancy by Rentable Square Footage

99.2%
99.8%
99.3%
99.4%
99.8%
99.3%
99.4%
99.4%
99.4%
2020
2021
2022
2023
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23

Change in Occupancy

Number of properties
Vacant properties at January 1, 2023	3
Lease expirations[1]	2
Leasing activities	(3)
Vacant dispositions	—
Vacant properties at March 31, 2023	2
Lease expirations[1]	3
Leasing activities	(3)
Vacant dispositions	—
Vacant properties at June 30, 2023	2

1 Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the periods indicated above.

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Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of short-term rent deferrals, abatements, or free rent, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for investments made during the month.

Cash Capitalization Rate: Cash Capitalization Rate represents either (1) for acquisitions and new developments, the estimated first year cash yield to be generated on a real estate investment, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property excluding capitalized acquisitions costs, or (2) for disposition properties, the estimated first year cash yield to be generated subsequent to disposition based on contractually specified cash base rent divided by the disposition price.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred at the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized or unrealized gains and losses on foreign currency transactions, or gains on insurance recoveries, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees, the gain on insurance recoveries, cost of debt extinguishments, unrealized and realized gains or losses on foreign currency transactions, severance and executive transition costs, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain non-cash revenues and expenses, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, stock-based compensation, and other specified non-cash items.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 29

Definitions and Explanations (continued)

GAAP Capitalization Rate: GAAP Capitalization Rate represents the estimated first year GAAP yield to be generated on a real estate investment, which was computed at the time of investment based on the first full year of rental income computed in accordance with GAAP, divided by the purchase price including capitalized costs for the property.

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is "occupied" or "leased" means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management's estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

Definitions Related to Development Properties:

•
Initial Purchase Price: Initial Purchase Price represents the initial contractual price of the property, typically representing purchase of undeveloped land or properties, including closing costs.
•
Estimated Project Development Costs: Represents the estimated costs to be incurred to complete development of each project. We expect to update our estimates upon completion of the project, or sooner if there are any significant changes to expected costs from quarter to quarter. Excludes capitalized costs consisting of capitalized interest and other acquisition costs.
•
Estimated Total Project Investment: Represents the sum of the Initial Purchase Price and the Estimated Project Development Costs.
•
Estimated Stabilized Yield: Calculated by dividing the estimated first year cash yield to be generated on a real estate investment by the Estimated Total Project Investment for the property.
•
Start Date: The Start Date represents the period in which we have begun physical construction on a property.
•
Target Completion Date: The Target Completion Date is our current estimate of the period in which we will have substantially completed a project and the project is made available for occupancy. We expect to update our timing estimates on a quarterly basis.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 30